EXHIBIT 10.3

FIRST AMENDMENT TO THE NISOURCE INC.
EMPLOYEE STOCK PURCHASE PLAN

(AS AMENDED AND RESTATED EFFECTIVE DECEMBER 1, 2003)

     WHEREAS, NiSource Inc. (the “Company”) maintains the NiSource Inc. Employee Stock Purchase Plan, as amended and restated effective December 1, 2003 (the “Plan”); and

     WHEREAS, pursuant to Question and Answer 34 of the Plan, the Company deems it desirable to amend the Plan, subject to stockholder approval, to increase the number of shares of common stock of the Company available under the Plan.

     NOW, THEREFORE, the first sentence of the answer to Question 12 of the Plan is hereby amended, subject to stockholder approval as described above, as follows:

     “As of January 28, 2005, the maximum number of shares of Common Stock that may be purchased in the future under the Plan is 526,231 shares.”

     IN WITNESS WHEREOF, the Company has caused this First Amendment to be executed on its behalf, by its officer duly authorized, this 28th day of January, 2005.

NISOURCE INC.

By: /s/ S. LaNette Zimmerman
      S. LaNette Zimmerman